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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 1, 2002

                               -------------------

                              TRICORD SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                       0-21366              41-1590621
(State of or other jurisdiction of        (Commission         (I.R.S. Employer
          incorporation)                  File Number)       Identification No.)


    2905 Northwest Boulevard, Suite 20,
          Plymouth, Minnesota                                      55441
(Address of principal executive offices)                        (zip code)


       Registrant's telephone number, including area code: (763) 557-9005







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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    c. EXHIBITS

         EXHIBIT NO.               DESCRIPTION
            99.1                   Press Release dated November 1, 2002

Item 9.  REGULATION FD DISCLOSURE

     On November 1, 2002, Tricord Systems, Inc. issued the news release attached hereto as Exhibit 99.1

"Safe-Harbor" Statement Under Private Securities Act of 1995: The statements contained herein that are not historical facts contain forward-looking information with respect to plans, projections or future performance of the Company, including the timeframe in which the Company's common stock may be delisted from Nasdaq and the Company's ability to retain the listing of its Common Stock on Nasdaq. There is no guarantee or assurance that these plans, projections or future performance of the Company as indicated will be achieved, and actual results could differ materially. Factors, certain risks and uncertainties that could impact actual results include the timeframes set by Nasdaq, the acceptance by Nasdaq of the Company's plan to regain compliance, the




                                       2

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Company's ability to raise additional capital, engage in strategic acquisitions, generate revenues at a level necessary to support its business, establish and maintain the market acceptance of its products in light of changing market conditions, detect the presence of and correct any software errors, respond to changes in technology and industry standards, enter into partner relationships or otherwise develop distribution capabilities, protect and enforce its intellectual property rights and hire and retain required personnel, the impact of the Rose Glen litigation, and the other risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TRICORD SYSTEMS, INC.


Dated:   November 1, 2002                  By /s/ Keith T. Thorndyke
                                           ------------------------------------
                                           Keith T. Thorndyke
                                           President and Chief Executive Officer




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                                INDEX TO EXHIBITS

Exhibit              Item                                                          Method of Filing
-------              ----                                                          ----------------
99.1                 Press Release dated November 1, 2002......................    Filed herewith electronically